                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
 [X] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         NICHOLAS-APPLEGATE FUND, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box:
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.: Schedule 14A

  3) Filing Party: Registrant

  4) Date Filed: [date]

                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

To the Shareholders:

  You are cordially invited to a Special Meeting (the "Meeting") of shareholders of the Nicholas-Applegate Growth Equity Fund series of Nicholas-Applegate Fund, Inc. (the "Fund") which will be held on January 19, 2001 at 10:00 a.m., local time, at the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  As discussed in more detail in the enclosed Proxy Statement, the Fund's sub-adviser Nicholas-Applegate Capital Management ("Nicholas-Applegate") has entered into a Merger Agreement with Allianz of America, Inc. ("Allianz of America") and certain other parties pursuant to which Allianz of America will acquire substantially all of the outstanding interests in Nicholas-Applegate (the "Transaction"). At the Meeting, you and the other shareholders of the Fund will be asked to consider:

  1. Approval of a proposed new Subadvisory Agreement between the Fund, Prudential Investments Fund Management LLC (as the "Manager" of the Fund), and Nicholas-Applegate Capital Management (as the "Subadvisor" of the
  Fund). The proposed Subadvisory Agreement provides that following the Transaction Nicholas-Applegate will continue to provide subadvisory services to the Fund on the same terms and with the same compensation structure as is currently in effect;

  2. Election of up to eight directors;

  3. Ratification of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending December 31, 2001; and

  4. Any other business that may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on December 1, 2000 are entitled to notice of, and to vote at, the Meeting. The accompanying proxy statement includes a detailed description of each of the proposals. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

  . BY MAIL: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. If you do not plan to vote by internet or telephone, and regardless of whether you plan to attend the Meeting, PLEASE COMPLETE SIGN AND RETURN THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.

  . BY INTERNET: Have your proxy card available. Go to the website: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the website.

  . BY TELEPHONE: Have your proxy card available. Call 1-800-690-6903. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposals and assist you in voting.

  Thank you in advance for your participation in this important event.

                                          By Order of the Board of Directors,

                                          Arthur E. Nicholas
                                          Chairman of the Board

San Diego, California
December  , 2000

    IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

  Please read the enclosed proxy statement for a complete description of the Proposals. The following questions and answers provide a brief overview of the Proposals.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is ask you to vote on three matters:

  .to approve a new subadvisory agreement,

  .to elect up to eight Board members, and

  .to ratify the selection of the Fund's independent accountants for 2001.

Q. WILL THE PROPOSED NEW AGREEMENT RESULT IN HIGHER MANAGEMENT OR ADVISORY
   FEES?

A. No. The management and advisory fees will remain the same.

Q. ARE YOU RECOMMENDING A NEW BOARD FOR THE FUND?

A. No. The Fund's Nominating Committee nominated the seven individuals who currently serve on the Board. Four of these nominees are independent of Nicholas-Applegate Capital Management and Prudential Investments Fund Management. However if as a result of the Transaction the composition of the current Board of Directors would not comply with the requirements of the Investment Company Act of 1940, then one of the Directors affiliated with Nicholas-Applegate Capital Management will resign, the Board will be expanded to eight Directors, and the election of two new independent Directors will become effective.

Q. WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' FEES?

A. No. Directors' fees will not be affected.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THE PROPOSALS?

A. For Proposal 1, we need more than 50% of the outstanding shares of the Fund entitled to vote, or 67% or more of the shares present (if the owners of more than 50% of the outstanding shares are present in person or by proxy), whichever is less. For Proposal 2, the nominees receiving the highest number of votes will be elected. For Proposal 3, we need a majority of the votes cast.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO APPROVE THE PROPOSALS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Shareholder Communication Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Please review the proxy materials and cast your vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10 a.m. on January 19, 2001, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HAS THE FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the Proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote on each Proposal for each share you own on the record date, and fractional votes for each fractional share. The record date is December 1, 2000.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope.

  You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

  Finally, you can vote by telephone. Call 1-800-690-6903, enter your 12-digit control number from your proxy card and follow the instructions given.

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

  ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q. WHAT IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-225-1852.

  The attached proxy statement contains more detailed information about each of the Proposals. Please read it carefully.

                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 19, 2001

                                 INTRODUCTION

  THIS PROXY STATEMENT IS FURNISHED TO THE SHAREHOLDERS OF THE NICHOLAS-APPLEGATE GROWTH EQUITY FUND SERIES OF NICHOLAS-APPLEGATE FUND, INC. (THE "FUND"), ON BEHALF OF THE BOARD OF DIRECTORS in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on January 19, 2001, at 10:00 a.m., local time, at the offices of Prudential Investment Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. The approximate mailing date of this Proxy Statement is December , 2000.

  The Fund's subadvisor is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or the "Subadvisor"), 600 West Broadway, San Diego, California 92101. Nicholas Applegate has entered into a Merger Agreement with Allianz of America, Inc. ("Allianz of America") and certain other parties which will result in an "assignment" and automatic termination of the Fund's current Subadvisory Agreement with Nicholas-Applegate under the Investment Company Act of 1940 (the "1940 Act"). Additionally, the Fund's Nominating Committee has nominated the Fund's current Directors for re-election to the Board, and the Fund's Audit Committee has selected Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending December 31, 2001. Accordingly, at the Meeting the shareholders of the Fund will be asked to consider:

  1. Approval of a proposed new Subadvisory Agreement (the "Proposed Subadvisory Agreement") among the Fund, Prudential Investments Fund Management LLC (as the Manager of the Fund), and Nicholas-Applegate Capital Management (as the Subadvisor of the Fund), on the same terms as the Fund's current Subadvisory Agreement (the "Existing Subadvisory Agreement");

  2. Election of up to eight directors;

  3. Ratification of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending December 31, 2001; and

  4. Any other business that may properly come before the Meeting or any adjournments thereof.

  The Fund's manager and share distributor is Prudential Investments Fund Management LLC ("PIFM" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PIFM also serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds."

                  SUMMARY OF PROPOSALS AND VOTING PROCEDURES

 PROPOSAL                             SHAREHOLDERS
  NUMBER   PROPOSAL DESCRIPTION     ENTITLED TO VOTE       VOTE REQUIRED FOR APPROVAL
 -------- ----------------------- --------------------   -------------------------------
    1.    Approval of Proposed    Class A Shareholders   A "majority of the outstanding
          Subadvisory Agreement   Class B Shareholders   voting securities" of the
          with Nicholas-Applegate Class C Shareholders   Fund.*
                                  Class Z Shareholders

    2.    Election of directors   Class A Shareholders   The nominees receiving the
                                  Class B Shareholders   highest number of votes will be
                                  Class C Shareholders   elected, provided a quorum is
                                  Class Z Shareholders   present.

    3.    Ratification of         Class A Shareholders   A majority of the votes cast,
          Ernst & Young LLP       Class B Shareholders   provided a quorum is present.
          as independent auditors Class C Shareholders
                                  Class Z Shareholders

--------
* Under the 1940 Act, approval of the Proposed Subadvisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act and as used in Proposal 1, a "majority of the outstanding voting securities" of the Fund means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

  The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. In addition to the solicitation of proxies by mail, officers and employees of the Fund may solicit proxies in person or by telephone without additional compensation. The Fund has also retained Shareholder Communications Corporation to assist in the solicitation of proxies. The costs associated with such solicitation and the Meeting will be borne by Nicholas-Applegate Capital Management.

  Shareholders of each of the Fund's Class A, Class B, Class C and Class Z common stock (collectively, the "Common Stock") of record as of the close of business on December 1, 2000 (the "Record Date") are entitled to vote on all of the business at the Meeting and any adjournments thereof. Each share of Common Stock is entitled to one vote, and fractional votes for fractional shares held, on each Proposal without regard to class.

  As of December 1, 2000, there were     outstanding shares of Common Stock.
The presence in person or by proxy of more than 50% of the outstanding shares entitled to vote at the Meeting will constitute a quorum. If a quorum is not present, and sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present and for purposes of voting on the Proposals but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the Proposals. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

  You may revoke a proxy by a written instrument received by the Secretary of the Fund at any time before it is exercised, by delivering a later dated proxy, or by attending the meeting and voting in person.

  Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on any other business that may come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN ON THE PROXY, THE PROXY WILL BE VOTED TO APPROVE EACH OF THE PROPOSALS.

            PROPOSAL 1: APPROVAL OF PROPOSED SUBADVISORY AGREEMENT

INFORMATION ABOUT NICHOLAS-APPLEGATE

  Nicholas-Applegate serves as Subadvisor to the Fund pursuant to a subadvisory agreement with the Fund and PIFM, the Manager of the Fund (the "Existing Subadvisory Agreement"). Nicholas-Applegate is a California limited partnership organized in 1984 which provides investment advisory services to private accounts of institutional and individual clients, private investment companies, and other mutual funds. As of October 31, 2000, Nicholas-Applegate managed client assets of approximately $40 billion. NACM Holdings, LP, a California limited partnership ("NACM Holdings LP"), Nicholas-Applegate's general partner, is owned by Arthur E. Nicholas. Nicholas-Applegate Capital Management Global Holding LP ("Global Holding LP"), Nicholas-Applegate's limited partner, is owned by 34 employees of Nicholas-Applegate. Subject to the general partner's discretion and control, Nicholas-Applegate is managed by an Executive Committee, which serves as the functional equivalent of a board of directors. The members of the Executive Committee are Arthur E. Nicholas, Managing Partner, John J.P. McDonnell, Chief Operating Officer, Catherine Somhegyi, Chief Investment Officer, Eric S. Sagerman, Head of Global Marketing and Jill Jordon, Head of Global Client Services and Sales.

  The offices of Nicholas-Applegate, NACM Holdings LP and the members of the Executive Committee are at 600 West Broadway, San Diego California 92101.

DESCRIPTION OF THE TRANSACTION

  On October 17, 2000, Nicholas-Applegate, NACM Holdings LP and Global Holdings LP, and certain of their affiliates entered into a Merger Agreement (the "Merger Agreement") with Allianz of America and certain of its affiliates pursuant to which Allianz of America will acquire substantially all of the assets of Nicholas-Applegate. The Merger Agreement provides for the acquisition of NACM Holdings LP and Global Holding LP by Allianz of America through their merger into a subsidiary of Allianz of America, MacIntosh LLC. As a result of the merger, Nicholas-Applegate will become an indirect wholly owned subsidiary of Allianz of America. The total consideration consists of an initial payment of $980 million and contingent payments of up to approximately $1.5 billion based upon achievement of certain revenue growth targets. The parties expect to complete the Transaction by the end of the first quarter of 2001, although there is no assurance that it will be completed.

  Nicholas-Applegate serves as Subadvisor to the Fund. Nicholas-Applegate will undergo a change of control as a result of the consummation of the Transaction, resulting in an "assignment" (as defined in the 1940 Act) of the Fund's Existing Subadvisory Agreement with the Manager and Nicholas-Applegate. As required by the 1940 Act, the Existing Subadvisory Agreement provides for its automatic termination in the event of an assignment, and it will terminate upon the consummation of the Transaction. Therefore, in connection with the Transaction shareholders of the Fund are being asked to approve the Proposed Subadvisory Agreement among the Fund, the Manager and Nicholas-Applegate that is substantially identical to the Existing Subadvisory Agreement to enable Nicholas-Applegate to continue to manage the Fund. If the Transaction is not completed for any reason, the Existing Subadvisory Agreement will remain in effect.

  Completion of the Transaction is subject to a number of conditions, including (i) obtaining by Nicholas-Applegate of consents from clients responsible for at least 80% of its revenue run rate as of October 14, 2000; and (ii) the receipt of certain regulatory approvals.

  Nicholas-Applegate has agreed to use its reasonable best efforts to obtain the approval of the Proposed Subadvisory Agreement by the shareholders of the Fund before the Transaction is completed. If the shareholders of the Fund do not approve the Proposed Subadvisory Agreement before the Transaction is completed, the Board has approved continuation of Nicholas-Applegate's subadvisory services under an interim management agreement pending approval of the Proposed Subadvisory Agreement by shareholders of the Fund. Compensation earned by Nicholas-Applegate under the interim management agreement will be held in an interest bearing escrow account pending shareholder approval of the Proposed Subadvisory Agreement for a period of up to 150 days from the termination of the Existing Subadvisory Agreement. If shareholders approve the Proposed Subadvisory Agreement, the amount held in the escrow account, plus interest, will be paid to Nicholas-Applegate. If shareholders do not approve the Proposed Subadvisory Agreement, Nicholas-Applegate will be paid the lesser of the costs incurred in performing its services under the interim management agreement or the total amount in the escrow account, plus interest earned.

  Arthur E. Nicholas, a director of the Fund, is a partner of Nicholas-Applegate and owns its General Partner. He will receive a portion of the merger consideration in exchange for his units of Global Holdings LP and NACM Holdings LP. As a result of his direct and indirect interests in the Transaction and in Nicholas-Applegate and its affiliates, as well as his employment arrangements with Nicholas-Applegate, he has a substantial interest in shareholder approval of the Proposed Subadvisory Agreement.

  The form of the Proposed Subadvisory Agreement is attached to this proxy statement as Exhibit A. THE PROPOSED SUBADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE EXISTING SUBADVISORY AGREEMENT. THE FUND'S ADVISORY FEE RATE WILL NOT BE CHANGED.

SECTION 15(F) OF THE 1940 ACT

  Section 15(f) of the 1940 Act permits the receipt by an investment adviser to a registered investment company (or any affiliated persons of the investment adviser) of any amount or benefit in connection with a change in control of the investment adviser, as long as two conditions are satisfied.

  First, an "unfair burden" may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940
Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

  Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor.

  The Board of Directors has not been advised by Nicholas-Applegate and the Allianz Group of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Fund. Moreover, the Allianz Group has agreed in the Merger Agreement that (i) for a period of three years after the consummation of the Transaction, the Allianz Group will use reasonable efforts to assure that no more than 25% of the Fund's Board of Directors are "interested persons" (as defined in the 1940 Act) of the Allianz Group or Nicholas-Applegate, and (ii) for two years after the consummation of the Transaction, the Allianz Group will refrain from imposing, or agreeing to impose, an unfair burden on the Fund.

  The 1940 Act defines the term "interested person" of Nicholas-Applegate to include three of the seven current Directors of the Fund--Messrs. Nicholas, Gunia and Laffer. Nicholas-Applegate has applied to the Securities and Exchange Commission for an order exempting Messrs. Nicholas and Laffer from the definition of "interested person" for purposes of Section 15(f) of the 1940 Act in connection with the Transaction. If an exemption order has not been obtained by the time the Transaction closes, Mr. Laffer intends to resign from the

Board, and the election of Ms. DeRemer and Mr. Keane will be become effective, so that no more than 25% of the Directors are "interested persons" of Nicholas-Applegate. (See Proposal 2--Election of Directors.)

POST-TRANSACTION STRUCTURE AND OPERATIONS

  Upon completion of the Transaction, Allianz of America will control Nicholas-Applegate and its affiliates through its controlling interest in MacIntosh, LLC, an entity into which Nicholas-Applegate and all of its affiliates will merge. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Operationally, Nicholas-Applegate expects to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. Nicholas-Applegate and its affiliates currently expect to continue to operate under their existing names.

  Arthur E. Nicholas, a Director and Chairman of the Board of the Fund, and the Managing Partner of Nicholas-Applegate, John J.P. McDonnell, Chief Operating Officer of Nicholas-Applegate, and Catherine Somhegyi, Chief Investment Officer of Nicholas-Applegate, will continue with Nicholas-Applegate in their respective current managerial roles. As part of the Transaction, Messrs. Nicholas and McDonnell and Ms. Somhegyi will enter into employment agreements with terms of five years following the Transaction. Nicholas-Applegate will also enter into employment, retention and incentive arrangements with other current key employees of Nicholas-Applegate, vesting over a term of years. Messrs. Nicholas and McDonnell and Ms. Somhegyi also will have roles with AAM through service on various AAM executive committees.

  Nicholas-Applegate does not anticipate any change in any of the Fund's portfolio managers or its portfolio management team in connection with the Transaction. Nicholas-Applegate has agreed to provide bonus payments and other benefits to certain Nicholas-Applegate personnel to ensure that there will be no disruption in the quality of services provided to shareholders of the Fund and other clients in connection with the Transaction. However, there can be no assurance that any particular Nicholas-Applegate employee will choose to remain employed by Nicholas-Applegate after the Transaction.

ALLIANZ AND ITS AFFILIATES

  Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly traded company) which, together with its subsidiaries, comprise one of the world's leading financial services companies (the "Allianz Group"). Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz Group currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany.

  Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. Once the Transaction is completed, these entities, as well as certain broker-dealers that might be deemed to be affiliated with these entities (such as Bankers Trust Company, BT Alex Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC), may be considered "affiliated brokers," of Nicholas-Applegate under the 1940 Act. Once the Transaction is completed, without an SEC exemption or other relief the Fund would generally be precluded from effecting principal transactions with any such affiliated brokers, and its ability to purchase securities from underwriting syndicates including an affiliated broker or to use any affiliated brokers for agency transactions would be subject to restrictions. Nicholas-Applegate does not believe that applicable restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

ANTICIPATED BENEFITS OF THE TRANSACTION

  Nicholas-Applegate anticipates that the Transaction and its affiliation with the Allianz Group will benefit Nicholas-Applegate and the Fund in a number of ways, including the following:

  . Solidifying Nicholas-Applegate's position as a global company in an increasingly global industry.

  .  Expansion of product offerings.

  .  Greater access to information resources.

  . Additional opportunities for Nicholas-Applegate's employees and the benefits of being part of a larger, financially stronger company.

  . The Allianz Group has made the growth of its asset management operations a key component of its business plans, a commitment which should assist Nicholas-Applegate in continuing to expand its business, attract more assets to the Fund and maintain the high level of services it provides to the Fund.

TERMS OF PROPOSED AND EXISTING SUBADVISORY AGREEMENTS

  The Fund entered into the Existing Subadvisory Agreement with Nicholas-Applegate and the Manager on June 10, 1991. The Agreement was approved by the shareholders of the Fund on April 22, 1991, and was last approved by the Board of Directors of the Fund on May 19, 2000. The terms of the Fund's Proposed Subadvisory Agreement are substantially identical to the terms of the Fund's Existing Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The investment advisory fees to be paid by the Fund are identical under the Proposed Subadvisory Agreement and the Existing Subadvisory Agreement. The following summary of the Proposed Subadvisory Agreement is qualified by reference to the form of Proposed Subadvisory Agreement attached to this Proxy Statement as Exhibit A.

  Under the terms of the Proposed Subadvisory Agreement, the Manager retains Nicholas-Applegate to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. Nicholas-Applegate is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing management and investment advisory services, Nicholas-Applegate compensates all Directors and officers of the Fund who are "interested persons" of Nicholas-Applegate, as such term is defined in the 1940 Act.

  The Proposed Subadvisory Agreement provides that Nicholas-Applegate will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Proposed Subadvisory Agreement relates, except for liability resulting from willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Proposed Subadvisory Agreement. The Fund has agreed to indemnify Nicholas-Applegate against liabilities, costs and expenses that Nicholas-Applegate may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by Nicholas-Applegate in connection with the performance of its duties or obligations under the Proposed Subadvisory Agreement or otherwise as an investment adviser of the Fund. Nicholas-Applegate is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Proposed Subadvisory Agreement.

  The Proposed Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Proposed Subadvisory Agreement may be terminated by the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act), the Manager or Nicholas-Applegate upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Proposed Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

  For its services, Nicholas-Applegate is entitled to an annual advisory fee from the Manager at the rate of .75% of the Fund's average daily net assets. The method and rate for calculating the advisory fee will be the same under the Proposed Subadvisory Agreement as under the Existing Subadvisory Agreement. THERE WILL BE NO INCREASE IN THE SUBADVISORY FEE RATE IN CONNECTION WITH THE TRANSACTION.

OTHER FUNDS

  Nicholas-Applegate acts as investment adviser or subadviser to the other funds listed below, each of which has a similar investment objective and policies as the Fund.

FUND WITH SIMILAR    SIZE OF FUND ANNUAL INVESTMENT ADVISORY
INVESTMENT              AS OF       FEE AS A PERCENTAGE OF
OBJECTIVES             11/27/00    AVERAGE DAILY NET ASSETS
-----------------    ------------ --------------------------
Nicholas-Applegate
 MidCap Growth Fund  $175,900,000           0.75%

FACTORS CONSIDERED BY THE DIRECTORS

  The Directors have determined that the terms of the Proposed Subadvisory Agreement are fair and reasonable and that approval of the Proposed Subadvisory Agreement is in the best interests of the Fund and its shareholders. The Directors believe that the Proposed Subadvisory Agreement will enable the Fund to continue to enjoy the high quality investment advisory services it has received in the past from Nicholas-Applegate, at costs that they deem appropriate, reasonable and in the best interests of the Fund and its shareholders.

  In evaluating the Proposed Subadvisory Agreement, the Directors reviewed materials furnished by Nicholas-Applegate and the Allianz Group regarding their personnel, operations and financial condition. The Directors also reviewed the terms of the Transaction and its possible effects on the Fund and its shareholders. Representatives of Nicholas-Applegate and the Allianz Group discussed with the Directors the anticipated effects of the Transaction and indicated their belief that as a consequence of the proposed transaction, the operations of the Fund and the capabilities of Nicholas-Applegate to provide advisory and other services to the Fund would not be adversely affected and should be enhanced by the resources of the Allianz Group, although there could be no assurance as to any particular benefits that may result.

  The Directors also specifically considered the following factors, among others, which they believe are relevant to their recommendation: (1) that the terms of the Proposed Subadvisory Agreement are substantially identical to those of the Existing Subadvisory Agreement, except for different execution, effective, and termination dates; (2) the favorable history, reputation, qualification and background of Nicholas-Applegate and the Allianz Group, as well as the qualifications of their personnel and their respective financial conditions; (3) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the Fund since commencement of operations and comparable mutual funds and unmanaged indices; (5) the commitment of Nicholas-Applegate to pay the expenses of the Fund in connection with the Transaction so that shareholders of the Fund would not have to bear such expenses; (6) the possible benefits that may be realized by the Fund as a result of Nicholas-Applegate's affiliation with the Allianz Group, including the resources of the Allianz Group that would be available to Nicholas-Applegate; (7) that the Transaction ensures continuity of management of the Fund and reduces vulnerability to changes in control of Nicholas-Applegate that may be adverse to the Fund's interests; and (8) assurances by a representative of AAM that Nicholas-Applegate will maintain operational autonomy and continuity of management.

RECOMMENDATION OF THE DIRECTORS

  The Directors who are not affiliated with Nicholas-Applegate or the Manager (the "Independent Directors") held meetings to consider the Proposed Subadvisory Agreement and the Transaction on October 18 and November 17, 2000 and the entire Board of Directors considered the proposal at a meeting held on November 17, 2000. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the Directors, including all the Directors who are not "interested persons" of the Fund, Nicholas-Applegate or the

Allianz Group (as defined in the 1940 Act), unanimously concluded that the terms of the Proposed Subadvisory Agreement are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Directors unanimously voted to approve and recommend to the shareholders of the Fund that they approve the Proposed Subadvisory Agreement.

  If the shareholders do not approve the Proposed Subadvisory Agreement and the Transaction is consummated, the Directors will consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the existing fee rate either from Nicholas-Applegate or from another advisory organization. Thereafter, the Directors would either negotiate a new investment advisory agreement with an advisory organization selected by the Directors or make other appropriate arrangements. In the event the Transaction is not consummated, Nicholas-Applegate will continue to serve as investment advisor of the Fund pursuant to the terms of the Existing Subadvisory Agreement.

REQUIRED VOTE

  Approval of Proposed Subadvisory Agreement will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

                       PROPOSAL 2: ELECTION OF DIRECTORS

  The Board of Directors has nominated each person listed below to hold office until the Fund's next meeting of shareholders and until his successor is duly elected and qualified. Each of the nominees, all of whom are currently Directors of the Fund, has indicated a willingness to serve if elected. All of the Directors have previously been elected by shareholders.

                             NOMINEES FOR ELECTION

                           POSITION WITH THE   PRINCIPAL OCCUPATIONS DURING PAST
 NAME, AGE AND ADDRESS            FUND                     FIVE YEARS
 ---------------------    -------------------- ---------------------------------
*Arthur E. Nicholas (53)  Director,            Managing Partner and Chief
 600 West Broadway        Chairman and          Investment Officer, Nicholas-
 29th Floor               President             Applegate Capital Management
 San Diego, California    (since 1987)          (since August 1984); Trustee and
                                                Chairman of the Board of
                                                Trustees, Nicholas-Applegate
                                                Institutional Funds (since
                                                1998); Chairman/President of
                                                Nicholas-Applegate Securities.

Fred C. Applegate (54)    Director             Private Investor. Formerly
 885 La Jolla Corona      (since 1987)          President, Nicholas-Applegate
 Court                                          Capital Management (August 1984-
 La Jolla, California                           December 1991). Trustee, Miami
                                                University (since 2000); Board
                                                of Governors, The San Diego
                                                Foundation (since 1998); Vice
                                                Chair of Investment Committee,
                                                The San Diego Foundation (since
                                                1997).

Dann V. Angeloff (64)     Director             President, The Angeloff Company
 727 West Seventh Street  (since 1987)          (corporate financial advisors)
 Los Angeles, California                        (since 1976); Trustee (1979-
                                                1987) and University Counselor
                                                to the President (since 1987),
                                                University of Southern
                                                California; Director, Aremis
                                                Soft Corporation (since 1999)
                                                (technology); Top Jobs.Net
                                                (since 1999) (technology);
                                                Public Storage, Inc. (since
                                                1980) (real estate investment
                                                trust).

Theodore J. Coburn (46)   Director             Partner, Brown, Coburn & Co.
 17 Cotswold Road         (since 1987)          (investment banking firm) (since
 Brookline,                                     1991); research associate,
 Massachusetts                                  Harvard Graduate School of
                                                Education (since September
                                                1996); formerly Managing
                                                Director of Global Equity
                                                Transactions Group and Member of
                                                Board of Directors, Prudential
                                                Securities (September 1986-June
                                                1991) (registered investment
                                                company); Director, Dresdner RCM
                                                Europe Fund (since 1991)
                                                (registered investment company),
                                                Moovies, Inc. (since 1995)
                                                (   ).

 NAME, AGE AND ADDRESS   POSITION WITH THE FUND PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
 ---------------------   ---------------------- --------------------------------------------
*Robert F. Gunia (53)    Director and                Executive Vice President and
 Gateway Center Three    Vice President               Chief Administrative Officer
 100 Mulberry Street     (since 1992)                 (since June 1999), Prudential
 Newark, New Jersey                                   Investments; Executive Vice
                                                      President and Treasurer (since
                                                      December 1996), Prudential
                                                      Investment Fund Management LLC
                                                      (PIFM); President (since April
                                                      1999) Prudential Investment
                                                      Management Services LLC (PIMS);
                                                      Corporate Vice President (since
                                                      September 1997), The Prudential
                                                      Insurance Company of America
                                                      (Prudential); formerly Senior
                                                      Vice President (March 1987-May
                                                      1999), Prudential Securities
                                                      Incorporated (Prudential
                                                      Securities); former Chief
                                                      Administrative Officer (July
                                                      1990-September 1996), Director
                                                      (January 1989-September 1996)
                                                      and Executive Vice President,
                                                      Treasurer and Chief Financial
                                                      Officer (June 1987-December
                                                      1996), Prudential Mutual Fund
                                                      Management, Inc. (PMF); Vice
                                                      President and Director (since
                                                      May 1989), The Asia Pacific
                                                      Fund, Inc.

*+Arthur B. Laffer (59)  Director                    Chairman, Laffer Associates
 5405 Morehouse Drive    (since 1987)                 (formerly A.B. Laffer, V.A.
 #340                                                 Canto & Associates) (economic
 San Diego, California                                consulting) (since 1979);
                                                      Chairman, Laffer Advisors
                                                      Incorporated (economic
                                                      consulting) (since 1981);
                                                      Director, U.S. Filter
                                                      Corporation (since March 1991)
                                                      (  ), Coinmach Laundry
                                                      Corporation (since September
                                                      1996) (  ), Oxigene Inc. (since
                                                      1998) (  ), and MasTec, Inc.
                                                      (construction) (since 1994);
                                                      Chairman, Calport Asset
                                                      Management, Inc. (since 1992)
                                                      (asset management);
                                                      Distinguished University
                                                      Professor and Director,
                                                      Pepperdine University (September
                                                      1985-May 1988), Professor of
                                                      Business Economics, University
                                                      of Southern California (1978-
                                                      1984).

 NAME, AGE AND ADDRESS  POSITION WITH THE FUND PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
 ---------------------  ---------------------- --------------------------------------------
Charles E. Young (68)   Director                    Interim President, University of
 10920 Wilshire Blvd.   (since 1992)                 Florida (since October 1999);
 Suite 1835                                          Chancellor Emeritus (July 1999-
 Los Angeles,                                        present), Chancellor (from
 California                                          September 1968 to July 1997),
                                                     University of California at Los
                                                     Angeles; Director, Intel Corp.
                                                     (since April 1974) (  ), Academy
                                                     of Television Arts and Sciences
                                                     Foundation (since October 1988),
                                                     Los Angeles World Affairs
                                                     Council (since October 1977),
                                                     Town Hall of California (since
                                                     1982).

--------
*  An "interested" Director of the Fund as defined in the 1940 Act.

+ Mr. Laffer is considered to be an "interested person" of the Fund because Laffer Associates (formerly A.B. Laffer, V. A. Canto & Associates) or its affiliates received material compensation from Nicholas-Applegate for consulting services provided from time to time to Nicholas-Applegate.

  As indicated under Proposal 1 above, Section 15(f) of the 1940 Act requires, among other things, that for three years after the Transaction no more than 25% of the Fund's Directors may be "interested persons" of Nicholas-Applegate. The 1940 Act defines the term "interested person" of Nicholas-Applegate to include three of the seven nominees listed above--Messrs. Nicholas, Gunia and Laffer. Nicholas-Applegate has applied to the Securities and Exchange Commission for an order exempting Messrs. Nicholas and Laffer from the definition of "interested person" for purposes of Section 15(f) of the 1940 Act in connection with the Transaction. To ensure that the composition of the Fund's Board complies with Section 15(f), the Board of Directors has approved an increase in the number of Directors to eight if an exemption order has not been obtained by the time the Transaction closes. In that event, Mr. Laffer intends to resign from the Board, and the election of two additional Board members who are not "interested persons" of Nicholas-Applegate will become effective. The Board of Directors has nominated each person listed below to take office upon the closing of the Transaction, unless an exemption order has been obtained.

 NAME, AGE AND ADDRESS  POSITION WITH THE FUND PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
 ---------------------  ---------------------- --------------------------------------------
Darlene DeRemer (44)    Director                    Managing Director, of NewRiver
 155 South Street       (since 2000)                 Internet Advisory Services
 Wrentham,                                           Division (since March
 Massachusetts                                       2000)(   ); President and
                                                     Founder, DeRemer Associates
                                                     (since 1987) (financial services
                                                     consulting firm); formerly, Vice
                                                     President and Director, Asset
                                                     Management Division, State
                                                     Street Bank and Trust Company
                                                     (from 1982-1987), and Vice
                                                     President, T Rowe Price &
                                                     Associates (1979-1982);
                                                     Director, Jurika & Voyles Fund
                                                     Group (since 1994); formerly,
                                                     Trustee, Nicholas-Applegate
                                                     Mutual Funds (until 1999).

   NAME, AGE AND
      ADDRESS         POSITION WITH THE FUND PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
   -------------      ---------------------- --------------------------------------------
George F. Keane (71)  None                        President (1971 to 1992) and
 7408 Eaton Court                                  President Emeritus (since 1993),
 University Park,                                  Common Fund Group (investment
 Florida                                           management for educational
                                                   institutions); Member of
                                                   Investment Advisory Committee,
                                                   New York State Common Retirement
                                                   Fund (since 1982); Director,
                                                   Northern Trust of Connecticut
                                                   (since 1991); Member of Finance
                                                   Committee, Fairfield University
                                                   (since 1993) and University of
                                                   South Florida Foundation (since
                                                   1998); Director, The Bramwell
                                                   Funds, Inc. (since 1994) and The
                                                   Universal Bond Fund (since 1994)
                                                   (registered investment
                                                   companies), Universal Stainless
                                                   & Alloy Products, Inc. (   )
                                                   (since 1994), Longview Oil & Gas
                                                   (since 2000). Trustee, Nicholas-
                                                   Applegate Institutional Funds
                                                   (registered investment company)
                                                   (since 1998); formerly
                                                   President, Endowment Advisers,
                                                   Inc. (August 1987 to December
                                                   1992) and Trustee, Nicholas-
                                                   Applegate Investment Trust
                                                   (registered investment company)
                                                   (19  to 1998).

MEETINGS AND DIRECTOR COMPENSATION

  During the fiscal year ended December 31, 1999, there were four meetings of the Board of Directors. All of the Directors participated in at least 75% of such meetings.

  The Fund pays to each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $10,000 and $1,000 per Board meeting attended. In addition, the Fund pays certain out-of-pocket expenses to all of its Directors. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.

  Directors may receive their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees, which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager or Subadvisor, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager or Subadvisor.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1999 to the Directors who are not affiliated with the Manager or the Subadviser and the compensation paid to such Directors for service on the Fund's Board for the calendar year ended December 31, 1999. [None of these Directors served on the board of directors of any other fund managed by the Manager or the Subadviser.]

                              COMPENSATION TABLE

                                          PENSION OR
                                          RETIREMENT                         TOTAL
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL  COMPENSATION
                          COMPENSATION AS PART OF FUND   BENEFITS UPON   FROM FUND PAID
NAME OF PERSON, POSITION   FROM FUND       EXPENSES        RETIREMENT     TO DIRECTORS
------------------------  ------------ ---------------- ---------------- --------------
Fred C. Applegate, Di-
 rector.................    $14,000          None             N/A           $14,000
Dann V. Angeloff, Direc-
 tor....................    $17,000          None             N/A           $17,000
Theodore J. Coburn, Di-
 rector.................    $16,000          None             N/A           $16,000
Arthur B. Laffer, Direc-
 tor....................    $14,000          None             N/A           $14,000
Charles E. Young, Direc-
 tor....................    $16,000          None             N/A           $16,000

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Fund has an Audit Committee and a Nominating Committee.

  Messrs. Angeloff, Coburn and Young are the current members of the Audit Committee. The Audit Committee is responsible for monitoring and reviewing accounting methods, internal accounting procedures and controls, and audit plans adopted by the Fund. The Audit Committee recommends to the Board of Directors the engagement of the Fund's independent auditors and monitors the scope and results of the Fund's audits, the internal accounting controls of the Fund, and the audit practices and professional services furnished by the Fund's independent auditors. The Audit Committee held two meetings during the fiscal year ended December 31, 1999.

  Messrs. Applegate, Angeloff and Young are the current members of the Nominating Committee. The Nominating Committee is responsible for nominating directors to serve on the Board and the various committees of the Board. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee held no meetings during the fiscal year ended December 31, 1999.

RECOMMENDATION OF THE DIRECTORS

  The Directors recommend that the shareholders re-elect all current Directors. The Directors further recommend that the shareholders elect Ms. DeRemer and Mr. Keane, contingent upon the resignation of Mr. Laffer for the reasons described above.

REQUIRED VOTE

  The seven nominees receiving the highest number of the votes cast will be elected, provided a quorum is present. If Mr. Laffer is elected and subsequently resigns for the reasons described above, the board will be expanded to eight and the two other nominees receiving the next highest number of votes cast will be elected, provided that they are not "interested persons" of Nicholas-Applegate (as defined in the 1940 Act).

               PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS

  Upon the recommendation of the Audit Committee, the Board of Directors of the Fund has appointed Ernst & Young LLP as the Fund's independent public accountants and auditors for the fiscal year ending December 31, 2001. This appointment is subject to shareholder ratification. No representative of Ernst & Young LLP will be present at the Meeting.

RECOMMENDATION OF THE DIRECTORS

  The Directors recommend that the shareholders ratify the selection of Ernst & Young LLP.

REQUIRED VOTE

  The affirmative vote of a majority of the votes cast is required to ratify the Board's selection, provided a quorum is present.

                              GENERAL INFORMATION

SECURITY OWNERSHIP OF 5% HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

  The Class A, Class B, Class C and Class Z Common Stock are the Fund's only outstanding classes of voting securities. The following table sets forth, as of December 1, 2000, the number and percentage of shares of Common Stock beneficially owned by (i) each person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Fund, and (iii) all directors and executive officers of the Fund as a group. Unless otherwise indicated by footnote, each person listed below possesses sole voting and investment power with respect to the shares indicated as beneficially owned by him, subject to community property laws where applicable.

                                                        APPROXIMATE PERCENTAGE
                               NUMBER AND CLASS OF      OF EACH CLASS OF STOCK
   NAME                   SHARES BENEFICIALLY OWNED (3)      OUTSTANDING
   ----                   ----------------------------- ----------------------
Prudential Securities
 Incorporated (1)........
Arthur E. Nicholas (2)...
Fred C. Applegate (2)....
Dann V. Angeloff (2).....
Theodore J. Coburn (2)...
Robert F. Gunia (2)......
Arthur B. Laffer (2).....
Charles E. Young (2).....
All Directors and
 Executive Officers
 as a group (8 persons)..

--------
(1) The address for Prudential Securities Incorporated is One Seaport Plaza, 155 Waterstreet, New York, NY 10292.
(2) The address of each Trustee and Executive Officer is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07l02.
(3) Beneficial ownership is determined in accordance with SEC rules and generally includes sole or shared voting investment power with respect to securities. Except as otherwise noted, and subject to community property laws where applicable, each person named reportedly has sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by such person.

OFFICERS OF THE FUND

  The current officers of the Fund other than Arthur E. Nicholas and Robert F. Gunia (who are described under "Nominees for Election" above) are as follows:

     NAME, AGE AND ADDRESS     POSITION WITH THE FUND  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
     ---------------------     ----------------------- --------------------------------------------
 Grace Torres (40)             Treasurer and           First Vice President (since December 1996), PIFM;
 Gateway Center Three          Principal Financial      formerly First Vice President, Prudential
 100 Mulberry Street           and Accounting           Securities (March 1994-September 1996); Vice
 Newark, New Jersey 07102      Officer (since 1995)     President, Bankers Trust Corporation (July 1989-
                                                        March 1994).

 Deborah A. Docs (42)          Secretary (since 1998)  Vice President and Associate General Counsel
 Gateway Center Three          and Assistant Secretary  (since December 1996), PIFM; Vice President and
 100 Mulberry Street           (from 1991-1998)         Associate General Counsel (June 1991-September
 Newark, New Jersey 07102                               1996), Prudential Mutual Fund Management, Inc.

 Robert E. Carlson (69)        Assistant Secretary     Partner, Paul, Hastings, Janofsky & Walker LLP
 555 South Flower Street       (since 1991)             (law firm).
 Los Angeles, California 90071

  Some Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment.

PAYMENT OF EXPENSES

  Nicholas-Applegate will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Fund has engaged Shareholder Communications Corporation, a professional proxy solicitation firm, to assist in the solicitation of proxies. The Fund's management estimates the costs of retaining Shareholder Communications Corporation and other expenses incurred with the solicitation of proxies will
be approximately [$   .]

SHAREHOLDER PROPOSALS

  The Fund is not required to hold an annual meeting of shareholders and does not currently intend to hold a meeting of shareholders in 2002. Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the Fund's offices, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, at a reasonable time prior to the Directors' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal and state securities laws.

REPORTS TO SHAREHOLDERS

  The Fund will furnish without charge a copy of its most recent annual report and any more recent semiannual reports to any shareholder upon request. Shareholders who want to obtain a copy of the Fund's reports should direct all written request to the attention of the Fund, at its address listed above, or Prudential Mutual Fund Services LLC, the Fund's Transfer Agent, at 1-800-225-1852.

  To assure the presence of a quorum at the meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                          Arthur E. Nicholas
                                          Chairman of the Board

San Diego, California
December  , 2000

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 4TH FLOOR
NEWARK, NJ 07102-4077


                        NICHOLAS-APPLEGATE FUNDS, INC.

                             Gateway Center Three
                           Newark, New Jersey 07102

                                     PROXY

                  Special Meeting of Shareholders (Meeting) -
                               January 19, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Fund held of record by the undersigned on December 1, 2000 at the Meeting to be held on January 19, 2001 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NICHOLAS-APPLEGATE FUNDS, INC.

The Board of Directors recommends a vote FOR the proposal.

                                             For      Withhold       For All
                                             All         All         Except

    Vote on Proposal                         [ ]         [ ]           [ ]


    1. To elect nine Directors. Nominees:

           01) Arthur E. Nicholas         06) Robert F. Gunia
           02) Fred C. Applegate          07) George F. Keane
           03) Dann V. Angeloff           08) Arthur B. Laffer
           04) Theodore J. Coburn         09) Charles E. Young
           05) Darlene DeRemer

    To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

--------------------------------------------------------------------------------

    2.    To approve a proposed subadvisory             For    Against   Abstain
          agreement among Nicholas-Applegate
          Fund, Inc., Prudential Investments            [ ]      [ ]       [ ]
          Fund Management LLC, and Nicholas-Applegate
          Capital Management. This Agreement
          will take effect only if the proposed
          acquisition of Nicholas-Applegate
          Capital Management by Allianz of
          America, Inc. is consummated.

     3.   To ratify the selection of Ernst         [ ]        [ ]        [ ]
          & Young LLP as the Fund's
          independent auditors for the
          fiscal year ending December 31, 2001.


Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Please be sure to sign and date this Proxy.

----------------------------------------

----------------------------------------                 ----------------------
Signature (PLEASE SIGN WITHIN BOX)                                Date


----------------------------------------

----------------------------------------                 ----------------------
Signature (Joint Owners)                                          Date

                                   EXHIBIT A

                         NICHOLAS-APPLEGATE FUND, INC.
                             SUBADVISORY AGREEMENT

  Agreement made as of this    day of     , 2001 by and among Prudential
Investments Fund Management LLC., a corporation (PIFM or the Manager), Nicholas-Applegate Capital Management, a New York limited liability company (the Subadviser), and Nicholas-Applegate Fund, Inc., a Maryland corporation (the Fund).

  WHEREAS, the Manager has entered into a Management Agreement, dated June 10, 1991 (the Management Agreement), with the Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PIFM will act as Manager of the Fund.

  WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund in connection with the management of the Fund and the Subadviser is willing to render such investment advisory services.

  NOW, THEREFORE, the Parties agree as follows:

  1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

    (i) The Subadviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

    (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Charter, By-laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors of the Fund and shall conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

    (iii) The Subadviser shall determine the securities to be purchased or sold by the Fund and shall place orders with or through such persons, brokers or dealers (including but not limited to Prudential Securities Incorporated) as may be necessary or desirable to carry out the policy with respect to brokerage as set forth in the Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other research services and products provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research services and products and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the information, services and products provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients.

    On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b) (5), (6),
  (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

    (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Manager with such information upon request of the Manager.

    (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

  (b) The Subadviser shall authorize and permit any of its officers who are officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such officers or employees.

  (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Securities and Exchange Commission (the Commission) under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

  2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

  3. The Manager shall pay the Subadviser, as compensation for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets.

  4. In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due the Subadviser shall be reduced by 60% of the amount of such excess. Any such reduction in the fee payable to the Subadviser shall be made monthly and shall be subject to readjustment during the year.

  5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Fund shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Determinations of whether and the extent to which the Subadviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Subadviser was or was not liable by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of its fiduciary duty or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Subadviser was or was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.

  If any person who is a director, officer or employee of the Subadviser is or becomes a director, officer or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer or employee of the Subadviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Subadviser or under the control or direction of the Subadviser, although paid by the Subadviser.

  6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

  7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, officers or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

  8. During the term of this Agreement, the Manager agrees to furnish to Subadviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

  9. During the term of this Agreement the Subadviser shall notify the Manager of any change in the membership of the Subadviser's partnership within a reasonable time after such change.

  10. The Subadviser agrees that the Fund may, so long as this Agreement remains in effect, use "Nicholas-Applegate" as part of its name. The manager hereby acknowledges that the name "Nicholas-Applegate" is a property right of the Subadviser. The Subadviser, Arthur E. Nicholas or Fred C. Applegate may, upon termination of this Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Subadviser, Arthur E. Nicholas or Fred C. Applegate, so refrain from using such name.

  11. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

  12. This Agreement shall be governed by the laws of the State of New York.

  IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          Prudential Investments Fund
                                          Management, LLC

                                          By: _________________________________
                                                      ROBERT F. GUNIA
                                                  EXECUTIVE VICE PRESIDENT

                                          Nicholas-Applegate Capital
                                          Management

                                          By: _________________________________
                                                     ARTHUR E. NICHOLAS
                                                          CHAIRMAN

                                          Nicholas-Applegate Fund, Inc.


                                          By: _________________________________